SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          February 8, 2005
                          ----------------
                           Date of Report
                 (Date of Earliest Event Reported)

                    WIZZARD SOFTWARE CORPORATION
                    ----------------------------
     (Exact Name of Registrant as Specified in its Charter)

    COLORADO                  333-69415                   87-0575577
    --------                  ---------                   ----------
 (State or other juris-   (Commission File No.)          (IRS Employee
diction of incorporation)                                  I.D. No.)


                         5001 Baum Boulevard
                   Pittsburgh, Pennsylvania 15213
                   ------------------------------
             (Address of Principal Executive Offices)


                             (412) 621-0902
                             --------------
                      Registrant's Telephone Number

Item 1.01.  Entry into a Material Definitive Agreement.
            -------------------------------------------

     On February 8, 2005, Wizzard Software Corporation, a Colorado corporation (the "Company"), closed a Subscription Agreement by which three institutional investors (collectively, the "Subscribers") purchased:

     * promissory notes having a total principal amount of $1,400,000, convertible into shares of the Company's common stock at a price of $1.50 per share, and bearing an annual interest rate of five percent;

     * Class A Warrants to purchase a total of 466,667 shares of common stock at a price of $2.50 per share, exercisable for three years; and

     * Class B Warrants to purchase a total of 933,334 shares of common stock at a price of $1.50 per share, exercisable until 150 days after the effective date of the Registration Statement described below.

     As of the closing date of this transaction, none of the promissory notes had been converted and none of the warrants had been exercised; a total of 26,094,228 shares of the Company's common stock were issued and outstanding.

     Not later than 45 days after the closing date of the Subscription Agreement, the Company is required to file a Registration Statement registering all shares issuable upon conversion of the promissory notes and the warrants. The Registration Statement must be declared effective not later than 120 days after the closing date. For every 30 day period that either of these deadlines have not been met, the Company is to pay to the subscribers liquidated damages equal to two percent of the purchase price of the promissory notes remaining unconverted and the purchase price of the shares issued upon conversion of the notes.

     The Company is in the process of preparing a Registration Statement on Form SB-2 to comply with its registration obligations under the Subscription Agreement. The Company believes that it will be able to meet the deadlines with respect to the filing date and the effective date, but it can not provide any assurance in this regard. If the Company were to default on any of its registration obligations, the proceeds available to it under the Subscription Agreement could be substantially reduced.

Item 2.03.  Creation of a Direct Financial Obligation.
            ------------------------------------------

     See Item 1.01 of this Current Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
            Exhibits.
            ---------

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit
Number                   Description
------                   -----------

  10.1                   Subscription Agreement

  10.2                   Convertible Note in the principal amount of $800,000

  10.3                   Convertible Note in the principal amount of $200,000

  10.4                   Convertible Note in the principal amount of $400,000

  10.5                   Funds Escrow Agreement

  10.6                   Class A Common Stock Purchase Warrant No. 2005-A-001

  10.7                   Class A Common Stock Purchase Warrant No. 2005-A-002

  10.8                   Class A Common Stock Purchase Warrant No. 2005-A-003

  10.9                   Class B Common Stock Purchase Warrant No. 2005-B-001

  10.10                  Class B Common Stock Purchase Warrant No. 2005-B-002

  10.11                  Class B Common Stock Purchase Warrant No. 2005-B-003

Incorporated by Reference.
--------------------------

     None; not applicable.
                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WIZZARD SOFTWARE CORPORATION


Date: 2-9-05                   By  /s/ Christopher J. Spencer
      -------                     ---------------------------
                                  Christopher J. Spencer, CEO and President